                                  EXHIBIT 24
                               POWER OF ATTORNEY
         Each of the undersigned Directors and/or Officers of The Timken
     Company, an Ohio corporation (the "Company"), hereby constitutes and appoints W. R. Timken, Jr., Gene E. Little and William R. Burkhart,
     and each of them, his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a Director and/or Officer of the
     Company, an Annual Report pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934, as amended, on Form 10-K for the fiscal year ended December 31, 2000 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all other acts and deeds whatsoever that may be necessary or required in connection with the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-
     in-fact may lawfully do or cause to be done by virtue thereof.
          EXECUTED this 2nd day of February, 2001.
     /s/ Stanley C. Gault           /s/ John M. Timken, Jr.
     ____________________________   _____________________________
     Stanley C. Gault, Director     John M. Timken, Jr., Director

     /s/ J. Clayburn LaForce, Jr.   /s/ Ward J. Timken
     ____________________________   _____________________________
     J. Clayburn LaForce, Jr.,      Ward J. Timken, Director and
     Director                       Vice President
     /s/ James W. Griffith          /s/ W. R. Timken, Jr.
     ____________________________   _____________________________
     James W. Griffith, Director    W. R. Timken, Jr., Director
     and President and Chief        and Chairman and Chief
     Operating Officer              Executive Officer
     /s/ Gene E. Little             /s/ Joseph F. Toot, Jr.
     ____________________________   _____________________________
     Gene E. Little, Senior Vice    Joseph F. Toot, Jr., Director
     President - Finance
     (Principal Financial
      Accounting Officer
     /s/ John A. Luke, Jr.          /s/ Martin D. Walker
     ____________________________   _____________________________
     John A. Luke, Jr., Director    Martin D. Walker, Director

     /s/ Robert W. Mahoney          /s/ Jacqueline F. Woods
     ____________________________   _____________________________
     Robert W. Mahoney, Director    Jacqueline F. Woods, Director

     /s/ Jay A. Precourt
     ____________________________
     Jay A. Precourt, Director